Q2 Fiscal 2022 Supplemental Information

2 Revenue Composition ($ in thousands) Quarter Ended March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 Software and related service revenue SaaS(1) $ 7,899 $ 6,310 $ 6,173 $ 6,107 $ 5,632 $ 5,115 Transaction-based(2) 2,642 2,325 2,081 2,144 1,393 394 Maintenance(3) 5,672 5,897 5,776 5,644 2,849 5,249 Recurring software services(4) 11,107 10,311 3,237 3,587 3,952 2,179 Professional services(5) 8,251 9,386 9,086 7,630 3,371 2,440 Software licenses 3,401 2,109 2,375 1,707 561 1,407 Total $ 38,972 $ 36,338 $ 28,728 $ 26,819 $ 17,758 $ 16,784 Year-over-year growth 119% 117 % Payments revenue $ 34,528 $ 33,466 $ 33,510 $ 32,222 $ 28,337 $ 25,612 Year-over-year growth 22% 31 % Other revenue Recurring(6) $ 1,780 $ 1,802 $ 1,923 $ 1,516 $ 1,166 $ 822 Other 2,840 2,333 3,016 2,572 1,936 1,403 Total $ 4,620 $ 4,135 $ 4,939 $ 4,088 $ 3,102 $ 2,225 Year-over-year growth 49% 86 % Total revenue $ 78,120 $ 73,939 $ 67,177 $ 63,129 $ 49,197 $ 44,621 Software and related service revenue as a % of total revenue 50% 49% 43% 42% 36% 38 % Recurring revenue(7) $ 63,628 $ 60,111 $ 52,700 $ 51,220 $ 43,329 $ 39,371 Annualized Recurring Revenue “ARR”(8) Software and related service revenue $ 109,280 $ 99,372 $ 69,068 $ 69,928 $ 55,304 $ 51,748 Payments revenue 138,112 133,864 134,040 128,888 113,348 102,448 Other revenue 7,120 7,208 7,692 6,064 4,664 3,288 Total ARR $ 254,512 $ 240,444 $ 210,800 $ 204,880 $ 173,316 $ 157,484 Year-over-year growth 47% 53%

3 Annualized Recurring Revenue (“ARR”) 1. SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 2. Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 3. Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our clients in operating the systems and to periodically update the software. 4. Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 5. Professional services are earned when we provide customized services to our clients who utilize our software products. Many of our clients contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 6. Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 7. Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 8. Annualized Recurring Revenue (ARR) is the quarterly recurring revenue multiplied by 4. The Company focuses on ARR because it helps i3 to assess the health and trajectory of the business. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. It does not contemplate seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company’s customers.

4 Q2 Fiscal 2022 GAAP Measures ($ in thousands) Three months ended March 31, 2022 Three months ended March 31, 2021(1) Merchant Services Proprietary Software and Payments Other Total Merchant Services Proprietary Software and Payments Other Total Income (loss) from operations $ 5,783 $ (155) $ (11,805) $ (6,177) $ 4,684 $ 5,250 $ (8,735) $ 1,199 The following is our income (loss) from operations for the three and six months ended March 31, 2022 and 2021 calculated in accordance with GAAP. The presentation also includes references to the Company’s non-GAAP financials measures. The Company believes that, in addition to the financial measures calculated in accordance with GAAP, adjusted EBITDA and adjusted net income (loss) are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses adjusted EBITDA internally as a performance measure for planning purposes, including forecasting and for calculations of earnout liabilities. Adjusted EBITDA is also used to evaluate the Company’s ability to service debt.These non-GAAP financials measures presented throughout should be considered as a supplement to, not a substitute for, revenue, income from operations, net income, or other financials performance and liquidity measures prepared in accordance with GAAP. (1) Effective October 1, 2020, the Company's financial statements are presented in accordance with ASU 2021-08, Accounting Standards Codification Topic 805, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. See Note 21 to the consolidated financial statements within our Form 10-K filed with the SEC on November 22, 2021 for a description of the recently adopted accounting pronouncement. ($ in thousands) Six months ended March 31, 2022 Six months ended March 31, 2021(1) Merchant Services Proprietary Software and Payments Other Total Merchant Services Proprietary Software and Payments Other Total Income (loss) from operations $ 11,398 $ 4,832 $ (23,162) $ (6,932) $ 9,537 $ 7,195 $ (16,536) $ 196

5 Q2 QTD Fiscal 2022 Segment Performance(1) ($ in thousands) Three months ended March 31, Period over period growth2022 2021(2) Revenue Merchant Services $ 29,180 $ 26,106 12% Proprietary Software and Payments 48,962 23,769 106% Other (22) (678) (97)% Total $ 78,120 $ 49,197 59% Adjusted EBITDA(3) Merchant Services $ 8,113 $ 7,560 7% Proprietary Software and Payments 16,330 8,370 95% Other (4,950) (3,704) (34)% Total $ 19,493 $ 12,226 59% Volume Merchant Services $ 4,801,656 $ 3,816,170 26% Proprietary Software and Payments 536,330 447,035 20% Total $ 5,337,986 $ 4,263,205 25% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Effective October 1, 2020, the Company's financial statements are presented in accordance with ASU 2021-08, Accounting Standards Codification Topic 805, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. See Note 21 to the consolidated financial statements within our Form 10-K filed with the SEC on November 22, 2021 for a description of the recently adopted accounting pronouncement. 3. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

6 Q2 YTD Fiscal 2022 Segment Performance(1) ($ in thousands) Six months ended March 31, Period over period growth2022 2021(2) Revenue Merchant Services 58,357 51,167 14% Proprietary Software and Payments 93,736 43,762 114% Other (34) (1,111) (97)% Total $ 152,059 $ 93,818 62% Adjusted EBITDA(3) Merchant Services $ 16,768 $ 15,343 9% Proprietary Software and Payments 29,967 14,211 111% Other (8,981) (6,737) (33)% Total $ 37,754 $ 22,817 65% Volume Merchant Services $ 9,621,510 $ 7,398,784 30% Proprietary Software and Payments 1,026,425 664,948 54% Total $ 10,647,935 $ 8,063,732 32% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Effective October 1, 2020, the Company's financial statements are presented in accordance with ASU 2021-08, Accounting Standards Codification Topic 805, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. See Note 21 to the consolidated financial statements within our Form 10- K filed with the SEC on November 22, 2021 for a description of the recently adopted accounting pronouncement. 3. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

7 ($ in thousands) Three months ended March 31, 2022 Three months ended March 31, 2021(1) Merchant Services Proprietary Software and Payments Other Total Merchant Services Proprietary Software and Payments Other Total Income (loss) from operations $ 5,783 $ (155) $ (11,805) $ (6,177) $ 4,684 $ 5,250 $ (8,735) $ 1,199 Interest expense, net — — 3,377 3,377 — — 2,358 2,358 Other income — — — — — — (2,353) (2,353) Provision for (benefit from) income taxes — — 884 884 — — (136) (136) Net income (loss) 5,783 (155) (16,066) (10,438) 4,684 5,250 (8,604) 1,330 Non-GAAP Adjustments: Provision for (benefit from) income taxes — — 884 884 — — (136) (136) Financing-related expenses(2) — — 6 6 — — 63 63 Non-cash change in fair value of contingent consideration(3) (89) 11,592 — 11,503 163 159 — 322 Equity-based compensation(4) — — 6,257 6,257 — — 4,142 4,142 Acquisition-related expenses(5) — — 373 373 — — 520 520 Acquisition intangible amortization(6) 2,122 4,081 — 6,203 2,419 2,408 — 4,827 Non-cash interest(7) — — 1,437 1,437 — — 1,352 1,352 Other taxes(8) 3 5 76 84 1 9 119 129 Gain on investment(9) — — — — — — (2,353) (2,353) Non-GAAP adjusted income (loss) before taxes 7,819 15,523 (7,033) 16,309 7,267 7,826 (4,897) 10,196 Pro forma taxes at effective tax rate(10) (1,955) (3,881) 1,759 (4,077) (1,817) (1,957) 1,225 (2,549) Pro forma adjusted net income (loss)(11) 5,864 11,642 (5,274) 12,232 5,450 5,869 (3,672) 7,647 Plus: Cash interest expense, net(12) — — 1,940 1,940 — — 1,006 1,006 Pro forma taxes at effective tax rate(10) 1,955 3,881 (1,759) 4,077 1,817 1,957 (1,225) 2,549 Depreciation, non-acquired intangible asset amortization and internally developed software amortization(13) 294 807 143 1,244 293 544 187 1,024 Adjusted EBITDA $ 8,113 $ 16,330 $ (4,950) $ 19,493 $ 7,560 $ 8,370 $ (3,704) $ 12,226 See footnotes continued on the next slide The reconciliation of our quarterly income (loss) from operations to non-GAAP pro forma adjusted net income (loss) and non-GAAP adjusted EBITDA: Reconciliation of Non-GAAP Financial Measures

8 Reconciliation of Non-GAAP Financial Measures 1. Effective October 1, 2020, the Company's financial statements are presented in accordance with ASU 2021-08, Accounting Standards Codification Topic 805, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. See Note 21 to the consolidated financial statements within our Form 10-K filed with the SEC on November 22, 2021 for a description of the recently adopted accounting pronouncement and the impacts of adoption. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense related to related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 8. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 9. In March 2021, the Company became aware of an observable price change in an investment due to a planned third party acquisition of the entity underlying the investment. This resulted in an increase of $2,353 to the fair value of the investment at March 31, 2021, which the Company recognized in other income. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2022 and 2021, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 11. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 12. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 13. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

9 ($ in thousands) Six months ended March 31, 2022 Six months ended March 31, 2021 Merchant Services Proprietary Software and Payments Other Total Merchant Services Proprietary Software and Payments Other Total Income (loss) from operations $ 11,398 $ 4,832 $ (23,162) $ (6,932) $ 9,537 $ 7,195 $ (16,536) $ 196 Interest expense, net — — 6,531 6,531 — — 4,387 4,387 Other income — — — — — — (2,353) (2,353) Provision for (benefit from) income taxes — — 656 656 — — (146) (146) Net income (loss) 11,398 4,832 (30,349) (14,119) 9,537 7,195 (18,424) (1,692) Non-GAAP Adjustments: Provision for (benefit from) income taxes — — 656 656 — — (146) (146) Financing-related expenses(2) — — 6 6 — — 116 116 Non-cash change in fair value of contingent consideration(3) 501 15,929 — 16,430 320 1,906 — 2,226 Equity-based compensation(4) — — 12,881 12,881 — — 7,583 7,583 Acquisition-related expenses(5) — — 881 881 — — 1,530 1,530 Acquisition intangible amortization(6) 4,267 7,612 — 11,879 4,905 4,039 — 8,944 Non-cash interest(7) — — 2,853 2,853 — — 2,684 2,684 Other taxes(8) 8 37 126 171 8 9 206 223 Gain on investment(9) — — — — — — (2,353) (2,353) Non-GAAP adjusted income (loss) before taxes 16,174 28,410 (12,946) 31,638 14,770 13,149 (8,804) 19,115 Pro forma taxes at effective tax rate(10) (4,044) (7,102) 3,236 (7,910) (3,693) (3,287) 2,201 (4,779) Pro forma adjusted net income (loss)(11) 12,130 21,308 (9,710) 23,728 11,077 9,862 (6,603) 14,336 Plus: Cash interest expense, net(12) — — 3,678 3,678 — — 1,703 1,703 Pro forma taxes at effective tax rate(10) 4,044 7,102 (3,236) 7,910 3,693 3,287 (2,201) 4,779 Depreciation, non-acquired intangible asset amortization and internally developed software amortization(13) 594 1,557 287 2,438 573 1,062 364 1,999 Adjusted EBITDA $ 16,768 $ 29,967 $ (8,981) $ 37,754 $ 15,343 $ 14,211 $ (6,737) $ 22,817 See footnotes continued on the next slide. The reconciliation of our fiscal year to date income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA excluding acquisition revenue adjustments is as follows: Reconciliation of Non-GAAP Financial Measures

10 Reconciliation of Non-GAAP Financial Measures 1. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense related to related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 8. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 9. In March 2021, the Company became aware of an observable price change in an investment due to a planned third party acquisition of the entity underlying the investment. This resulted in an increase of $2,353 to the fair value of the investment at March 31, 2021, which the Company recognized in other income. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2022 and 2021, based on blended federal and state tax rates. 11. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 12. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 13. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

11 Reconciliation Between GAAP Debt and Covenant Debt ($ in millions) As of March 31, 2022 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 188.3 Exchangeable Notes 102.1 Debt issuance costs, net (3.1) Total long-term debt, net of issuance costs $ 287.3 Non-GAAP Adjustments: Discount on Exchangeable Notes(1) $ 14.9 Exchangeable Notes 102.1 Exchangeable Notes Face Value $ 117.0 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 188.3 Exchangeable Notes Face Value 117.0 Less: Cash and Cash Equivalents(2) (6.3) Total long-term debt for use in our Total Leverage Ratio $ 299.0 The reconciliation of our GAAP Long-term debt, net of issuance costs and the debt balance used in our Total Leverage Ratio: 1. In accordance with Financial Accounting Standards Board Accounting Standards Codification 470-20, Debt with Conversion and Other Options (“ASC 470-20”), convertible debt that may be entirely or partially settled in cash (such as the notes) is required to be separated into a liability and an equity component, such that interest expense reflects the issuer’s non-convertible debt interest cost. On the issue date, the value of the exchange option of the notes, representing the equity component was recorded as additional paid-in capital within shareholders’ equity and as a discount to the notes, which reduces their initial carrying value. The carrying value of the notes, net of the discount recorded, was accrued up to the principal amount of such notes from the issue date until maturity. ASC 470-20 does not affect the actual amount that the Issuer is required to repay. The amount shown in the table above for the discount reflects the debt discount for the value of the exchange option. 2. In accordance with our Senior Secured Credit Facility, only up to $10 million of unrestricted cash and cash equivalents may be subtracted from the calculation of long-term debt for use in our Total Leverage Ratio.